PROSHARES TRUST
ProShares Ultra Top QQQ (QQUP)
ProShares UltraShort Top QQQ (QQDN)
(each, a “Fund” and collectively, the “Funds”)
Supplement dated October 16, 2025
to each Fund’s Summary Prospectus, Statutory Prospectus, and Statement of Additional Information, each dated March 10, 2025, as supplemented or amended
Important Notice Regarding Change in Name
* * * * *
On October 15, 2025, the Board of Trustees of ProShares Trust approved a change to each Fund’s name, effective on or about October 31, 2025, as indicated in the table below:
Ticker	Current Fund Name	New Fund Name
QQUP	ProShares Ultra Top QQQ	ProShares Ultra QQQ Mega
QQDN	ProShares UltraShort Top QQQ	ProShares UltraShort QQQ Mega

For more information, please contact the Funds at 1-888-776-5125
Please retain this supplement for future reference.